UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2022

SPX Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-6948 (Commission File Number)	88-3567996 (IRS Employer Identification No.)

6325 Ardrey Kell Road, Suite 400

Charlotte, North Carolina   28277

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: (980) 474-3700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	SPXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously reported in the Form 8-K of SPX Technologies, Inc. (the “Company”) filed on August 15, 2022, the Company is the successor registrant pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended, to SPX Corporation (“Legacy SPX”) as a result of the completion on August 15, 2022 of a holding company reorganization (“Holding Company Reorganization”) effected as a merger of Legacy SPX with and into SPX Merger, LLC, a subsidiary of the Company.

In connection with the Holding Company Reorganization, the Company assumed (including sponsorship of) the SPX 2019 Stock Compensation Plan (f/k/a the SPX Corporation 2019 Stock Compensation Plan). The Company is filing as Exhibits 10.1 through 10.5 hereto the form of award agreements under the SPX 2019 Stock Compensation Plan to be used to evidence certain awards under such plan.

In connection with the Holding Company Reorganization, certain retirement plans of Legacy SPX were assumed by SPX Enterprises, LLC, a direct wholly owned subsidiary of the Company, and were amended effective as of August 15, 2022 to reflect such assumption and effect conforming changes. These plans—as amended, the SPX Supplemental Retirement Plan for Top Management, the SPX Supplemental Retirement Savings Plan, and the SPX Supplemental Individual Account Retirement Plan—are filed as Exhibits 10.6, 10.7 and 10.8 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
10.1	Form of Time-based Restricted Stock Unit Award Agreement under the SPX 2019 Stock Compensation Plan
10.2	Form of Cash-Settled Performance Unit Award Agreement under the SPX 2019 Stock Compensation Plan
10.3	Form of Performance-Based Restricted Stock Unit Award Agreement under the SPX 2019 Stock Compensation Plan
10.4	Form of Stock Option Award Agreement under the SPX 2019 Stock Compensation Plan
10.5	Form of Time-Based Restricted Stock Unit Award Agreement for Non-Employee Directors under the SPX 2019 Stock Compensation Plan
10.6	SPX Supplemental Retirement Plan for Top Management (as amended and restated effective August 15, 2022)
10.7	SPX Supplemental Retirement Savings Plan (as amended and restated effective August 15, 2022)
10.8	SPX Supplemental Individual Account Retirement Plan (as amended and restated effective August 15, 2022)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX TECHNOLOGIES, INC.
(Registrant)

Date: November 2, 2022	By:	/s/ Michael A. Reilly
Michael A. Reilly
Interim Chief Financial Officer and Treasurer, Chief Accounting Officer and Vice President, Finance

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